THE BANK OF NEW YORK MELLON CORPORATION
Quarterly Financial Trends
January 23, 2015

Notes:
The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

In the first quarter of 2014, results of Newton's private client business were reclassified from the Investment Management business to the Other segment. Newton's private client business was sold in September 2013.

Restructuring charges in the second quarter of 2014 represent corporate initiatives and were recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, all restructuring charges were reported in the Other segment.

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

The following items have impacted the comparability of our results:
The fourth quarter of 2014 includes a benefit primarily related to a tax carryback claim.
The third quarter of 2014 includes gains related to the sales of the investment in Wing Hang Bank and the One Wall Street building.
The third quarter of 2014 includes charges related to litigation and restructuring.
The second quarter of 2014 includes charges related to investment management funds and severance.
The fourth quarter of 2013 includes a loss related to an equity investment.
The third quarter of 2013 includes a benefit related to the U.S. Tax Court's partial reconsideration of a tax decision disallowing certain foreign tax credits.
The second quarter of 2013 includes a gain related to an equity investment.
The first quarter of 2013 includes a tax charge related to the disallowance of certain foreign tax credits.
The second quarter of 2012 includes a charge related to the settlement of the Sigma class action lawsuit.

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

Average Assets:
In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common and Tangible Common Equity:
Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:
Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see 'Supplemental information -- Explanation of GAAP and Non-GAAP Financial Measures' in The Bank of New York Mellon Corporation's Quarterly Earnings Release dated January 23, 2015, for the fourth quarter of 2014, furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit (the "Form 8-K"). Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-K for the year ended December 31, 2013 or other reports filed with the SEC.

THE BANK OF NEW YORK MELLON CORPORATION
12 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing	$943	$950	$942	$945	$969	$988	$964	$984	$1,009	$1,022	$1,025	$1,019
Issuer services	251	275	311	215	237	294	322	237	229	231	315	193
Clearing services	303	309	287	294	304	321	315	324	325	326	337	347
Treasury services	136	134	138	141	141	139	137	137	136	141	142	145
Total investment services fees	1,633	1,668	1,678	1,595	1,651	1,742	1,738	1,682	1,699	1,720	1,819	1,704
Investment management and performance fees	745	797	779	853	822	848	821	904	843	883	881	885
Foreign exchange & other trading revenue	191	180	182	139	161	207	160	146	136	130	153	151
Distribution and servicing	46	46	48	52	49	45	43	43	43	43	44	43
Financing-related fees	44	37	46	45	41	44	44	43	38	44	44	43
Investment and other income (a)	152	61	137	132	88	285	151	(43)	102	142	890	78
Total fee revenue (a)	2,811	2,789	2,870	2,816	2,812	3,171	2,957	2,775	2,861	2,962	3,831	2,904
Net securities gains (losses)	40	50	22	50	48	32	22	39	22	18	20	31
Total fee and other revenue (a)	2,851	2,839	2,892	2,866	2,860	3,203	2,979	2,814	2,883	2,980	3,851	2,935
Income (loss) of consolidated investment management funds	43	57	47	42	50	65	32	36	36	46	39	42
Net interest revenue	765	734	749	725	719	757	772	761	728	719	721	712
Total revenue (a)	3,659	3,630	3,688	3,633	3,629	4,025	3,783	3,611	3,647	3,745	4,611	3,689
Provision for credit losses	5	(19)	(5)	(61)	(24)	(19)	2	6	(18)	(12)	(19)	1
Noninterest expenses	2,551	2,572	2,584	2,683	2,703	2,716	2,682	2,793	2,676	2,749	2,673	2,651
Amortization of intangible assets	96	97	95	96	86	93	81	82	75	75	75	73
Merger & integration, litigation and restructuring charges	109	378	26	46	39	13	16	2	(12)	122	220	21
Total noninterest expense	2,756	3,047	2,705	2,825	2,828	2,822	2,779	2,877	2,739	2,946	2,968	2,745
Income (loss) from continuing operations before taxes (a)	898	602	988	869	825	1,222	1,002	728	926	811	1,662	943
Provision for income taxes	269	106	239	228	1,062	339	19	172	232	217	556	88
Net income (loss) from continuing operations (a)	629	496	749	641	(237)	883	983	556	694	594	1,106	855
Net income (loss) attributable to noncontrolling interest (b)	(12)	(30)	(25)	(11)	(16)	(40)	(8)	(17)	(20)	(17)	(23)	(24)
Preferred stock dividends	—	—	(5)	(13)	(13)	(12)	(13)	(26)	(13)	(23)	(13)	(24)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation (a)	617	466	719	617	(266)	831	962	513	661	554	1,070	807
Earnings Per Share (a)(c)	$0.51	$0.39	$0.61	$0.52	$(0.23)	$0.71	$0.82	$0.44	$0.57	$0.48	$0.93	$0.70

Assets under management at period-end (in billions) (d)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	(e)
Assets under custody and/or administration at period-end (in trillions) (f)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	(e)
Market value of securities on loan at period-end (in billions) (g)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280	$282	$289
Pre-tax operating margin - GAAP	24%	16%	27%	24%	23%	30%	26%	20%	25%	22%	36%	26%
Non-GAAP (h)	30%	29%	30%	28%	27%	28%	29%	26%	27%	30%	29%	28%
Return on common equity (annualized) - GAAP	7.4%	5.5%	8.3%	7.1%	N/M	9.7%	11.1%	5.7%	7.4%	6.1%	11.6%	8.7%
Return on tangible common equity (annualized) - Non-GAAP	21.0%	15.7%	22.1%	18.8%	N/M	25.0%	28.3%	14.3%	17.6%	14.5%	26.2%	19.5%
Percent of non-US fee and net interest revenue - (i)	37%	37%	37%	36%	35%	36%	38%	39%	37%	38%	43%	35%

(a)
In the 1st quarter 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01). See page 23 of the Quarterly Earnings Release dated January 23, 2015 attached as an exhibit to the Form 8-K.

(b) Primarily attributable to noncontrolling interests related to consolidated investment management funds.

(c)
The 2nd quarter 2012 includes $0.18 of litigation expense. The 1st quarter 2013 includes a $0.73 charge related to the disallowance of certain foreign tax credits. The 2nd quarter 2013 includes a $0.09 gain related to an equity investment. The 3rd quarter 2013 includes a $0.22 benefit related to the U.S. Tax Court's partial reconsideration of a tax decision disallowing certain foreign tax credits. The 4th quarter 2013 includes a $0.10 loss related to an equity investment. The 2nd quarter 2014 includes a $0.14 charge related to severance and certain investment management funds. The 3rd quarter 2014 includes a $0.27 gain related to the sale of an investment in Wing Hang Bank, $0.18 related to a gain on the sale of the One Wall Street building and a $0.16 charge related to litigation and restructuring. The 4th quarter of 2014 includes a $0.12 benefit primarily related to a tax carryback claim, net of litigation and restructuring charges.

(d)
Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.

(e)	Preliminary.

(f)
Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014 and Sept. 30, 2014, and $1.1 trillion at Dec. 31, 2014.

(g)
Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014 and $65 billion at Sept. 30, 2014 and Dec. 31, 2014.

(h) Non-GAAP excludes gain (loss) related to equity investment, net income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang and the One Wall Street building, M&I, litigation and restructuring charges, a charge (recovery) related to investment management funds, net of incentives and amortization of intangibles, if applicable. See "Supplemental information - Explanation of GAAP and Non GAAP financial measures" beginning on page 24 of the Quarterly Earnings Release.

(i)	Includes fee revenue, net interest revenue and income from consolidated investment management funds, net of net income attributable to noncontrolling interests.
Note: See pages 3 through 6 for additional details of revenue/expense items impacting consolidated results.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment services fees:
Asset servicing	$894	$891	$893	$904	$930	$938	$929	$953	$971	$976	$988	$982
Securities lending	49	59	49	41	39	50	35	31	38	46	37	37
Issuer services	251	275	311	215	237	294	322	237	229	231	315	193
Clearing services	303	309	287	294	304	321	315	324	325	326	337	347
Treasury services	136	134	138	141	141	139	137	137	136	141	142	145
Total investment services fees	1,633	1,668	1,678	1,595	1,651	1,742	1,738	1,682	1,699	1,720	1,819	1,704
Investment management and performance fees	745	797	779	853	822	848	821	904	843	883	881	885
Foreign exchange and other trading revenue	191	180	182	139	161	207	160	146	136	130	153	151
Distribution and servicing	46	46	48	52	49	45	43	43	43	43	44	43
Financing-related fees	44	37	46	45	41	44	44	43	38	44	44	43
Investment and other income	152	61	137	132	88	285	151	(43)	102	142	890	78
Total fee revenue	$2,811	$2,789	$2,870	$2,816	$2,812	$3,171	$2,957	$2,775	$2,861	$2,962	$3,831	2,904
Net securities gains (losses)	40	50	22	50	48	32	22	39	22	18	20	31
Total fee and other revenue - Non-GAAP	$2,851	$2,839	$2,892	$2,866	$2,860	$3,203	$2,979	$2,814	$2,883	$2,980	$3,851	$2,935
Fee and other revenue as a percentage of total revenue - excluding net securities gains	78%	78%	78%	78%	79%	79%	79%	78%	79%	79%	83%	79%

Assets under management at period-end (in billions) (a)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	(b)
Assets under custody and/or administration at period-end (in trillions) (c)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	(b)
Market value of securities on loan at period-end (in billions) (d)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280	$282	$289

S&P 500 Index - period-end	1408	1362	1441	1426	1569	1606	1682	1848	1872	1960	1972	2059
S&P 500 Index - daily average	1349	1350	1401	1418	1514	1609	1675	1769	1835	1900	1976	2009

(a)    Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(b) Preliminary.
(c)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014 and Sept. 30, 2014, and $1.1 trillion at Dec. 31, 2014.

(d)    Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014 and $65 billion at Sept. 30, 2014 and Dec. 31, 2014.

THE BANK OF NEW YORK MELLON CORPORATION
Average Balances and Interest Rates

	2012								2013
(dollar amounts in millions)	March 31		June 30		September 30		December 31		March 31		June 30
	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$35,095	1.30%	$38,474	0.98%	$41,201	0.96%	$41,018	0.80%	$40,967	0.70%	$42,772	0.64%
Interest-bearing deposits with Federal Reserve & other central banks	63,526	0.27	57,904	0.27	61,849	0.21	71,794	0.21	63,240	0.20	55,911	0.22
Federal funds sold and securities purchased under resale agreements	5,174	0.73	5,493	0.62	5,315	0.64	5,984	0.56	7,478	0.54	7,878	0.52
Margin loans	12,901	1.29	13,331	1.27	13,033	1.30	13,085	1.26	13,346	1.17	13,906	1.14
Non-margin loans:
Domestic offices	20,128	2.46	19,663	2.52	18,821	2.62	20,560	2.42	21,358	2.38	21,689	2.40
Foreign offices	10,180	1.77	9,998	1.86	10,574	1.61	9,968	1.64	11,575	1.36	12,318	1.32
Total non-margin loans	30,308	2.23	29,661	2.30	29,395	2.26	30,528	2.16	32,933	2.02	34,007	2.01
Securities
U.S. government obligations	17,268	1.56	15,387	1.65	18,917	1.39	19,915	1.39	18,814	1.54	19,887	1.62
U.S. government agency obligations	32,347	2.44	39,070	2.23	41,430	1.94	41,361	1.94	42,397	1.85	47,631	1.80
Obligations of states and political subdivisions	3,354	2.97	4,777	2.65	5,933	2.57	6,154	2.52	6,194	2.38	6,377	2.26
Other securities	33,839	2.84	32,625	2.51	33,724	2.51	35,082	2.04	34,507	2.03	33,243	1.93
Trading securities	2,519	2.78	3,033	2.57	4,431	2.40	5,294	2.54	5,878	2.40	6,869	2.33
Total securities	89,327	2.45	94,892	2.25	104,435	2.06	107,806	1.90	107,790	1.91	114,007	1.86
Total interest-earning assets	236,331	1.56	239,755	1.48	255,228	1.40	270,215	1.27	265,754	1.26	268,481	1.27
Allowance for loan losses	(392)		(382)		(361)		(337)		(264)		(237)
Cash and due from banks	4,271		4,412		4,277		4,284		4,534		5,060
Other assets	49,690		49,933		48,775		50,439		52,137		52,627
Total Asset Consol VIE FAS 167	11,444		11,284		10,995		11,394		11,503		11,524
Total Assets	$301,344		$305,002		$318,914		$335,995		$333,664		$337,455

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$4,446	0.28%	$8,421	0.24%	$9,724	0.16%	$8,570	0.18%	$8,778	0.19%	$8,183	0.22%
Savings	704	0.10	702	0.13	730	0.17	815	0.29	819	0.29	897	0.24
Other time deposits	33,618	0.08	33,180	0.11	34,193	0.07	38,085	0.06	39,091	0.05	41,706	0.04
Foreign offices	86,670	0.15	88,179	0.13	93,613	0.10	95,249	0.09	99,040	0.08	100,433	0.07
Total interest-bearing deposits	125,438	0.14	130,482	0.13	138,260	0.10	142,719	0.09	147,728	0.08	151,219	0.07
Federal funds purchased and securities sold under repurchase agreements	8,584	(0.02)	11,254	0.01	10,092	(0.06)	10,158	0.07	9,187	(0.12)	9,206	(0.28)
Trading Liabilities	1,153	1.55	1,256	1.87	1,397	1.87	1,943	1.41	2,552	1.35	3,036	1.40
Other borrowed funds	2,579	0.79	2,550	0.99	1,855	0.72	1,869	1.29	1,397	0.76	1,443	0.19
Payables to customers and broker-dealers	7,555	0.11	7,895	0.10	8,141	0.10	8,532	0.09	9,019	0.09	9,073	0.08
Long-term debt	20,538	1.79	20,084	1.67	19,535	1.66	19,259	1.46	18,878	1.18	19,002	0.94
Total interest-bearing liabilities	165,847	0.34	173,521	0.32	179,280	0.28	184,480	0.25	188,761	0.20	192,979	0.16
Total noninterest-bearing deposits	66,613		62,860		70,230		79,987		70,337		70,648
Other liabilities	24,248		23,588		23,712		24,458		27,416		26,779
VIE Liabilities & Obligations FAS 167	10,159		10,072		9,686		10,114		10,186		10,242
Total Shareholders' Equity	33,718		34,123		34,522		36,028		35,966		35,817
Noncontrolling interest	759		838		1,484		928		998		990
Total liabilities and shareholders' equity	$301,344		$305,002		$318,914		$335,995		$333,664		$337,455
Net interest margin - Taxable equivalent basis		1.32%		1.25%		1.20%		1.09%		1.11%		1.15%
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION
Average Balances and Interest Rates (continued)

.

	2013				2014
(dollar amounts in millions)	September 30		December 31		March 31		June 30		September 30		December 31
	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$41,597	0.66%	$39,563	0.71%	$41,617	0.71%	$41,424	0.74%	$34,882	0.66%	$24,623	0.49%
Interest-bearing deposits with Federal Reserve & other central banks	65,704	0.23	83,232	0.23	74,399	0.25	85,546	0.26	88,713	0.23	97,440	0.22
Federal funds sold and securities purchased under resale agreements	8,864	0.56	9,403	0.61	11,118	0.61	13,387	0.58	15,683	0.61	18,536	0.56
Margin loans	14,653	1.10	15,224	1.08	15,840	1.07	17,050	1.05	18,108	1.04	18,897	1.01
Non-margin loans:
Domestic offices	21,378	2.40	22,538	2.28	22,002	2.31	22,566	2.30	23,826	2.20	25,103	2.20
Foreign offices	12,225	1.31	13,006	1.22	13,805	1.26	13,833	1.34	12,901	1.30	12,844	1.21
Total non-margin loans	33,603	2.01	35,544	1.89	35,807	1.90	36,399	1.94	36,727	1.88	37,947	1.86
Securities
U.S. government obligations	16,540	1.76	13,418	1.96	17,213	1.61	17,462	1.63	23,067	1.38	24,331	1.48
U.S. government agency obligations	45,745	2.02	43,465	2.00	42,710	1.87	43,167	1.67	46,186	1.67	49,106	1.70
Obligations of states and political subdivisions	6,518	2.47	6,757	2.76	6,691	2.50	6,473	2.58	5,830	2.54	5,305	2.61
Other securities	32,403	1.92	33,000	1.78	33,920	1.64	34,318	1.55	36,972	1.37	38,501	1.23
Trading securities	5,523	2.83	6,173	2.82	5,217	2.60	5,532	2.19	5,435	2.36	3,922	2.64
Total securities	106,729	2.02	102,813	1.97	105,751	1.83	106,952	1.71	117,490	1.59	121,165	1.58
Total interest-earning assets	271,150	1.28	285,779	1.21	284,532	1.17	300,758	1.10	311,603	1.05	318,608	1.02
Allowance for loan losses	(212)		(207)		(210)		(197)		(187)		(186)
Cash and due from banks	6,400		6,623		5,886		5,064		6,225		4,715
Other assets	52,549		52,434		53,430		52,182		52,526		52,472
Total Asset Consol VIE FAS 167	11,863		11,506		11,354		11,405		10,242		9,623
Total Assets	$341,750		$356,135		$354,992		$369,212		$380,409		$385,232

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$8,626	0.16%	$11,042	0.12%	$9,333	0.11%	$7,583	0.13%	7,886	0.14%	8,869	0.12%
Savings	1,015	0.25	993	0.25	1,034	0.25	1,185	0.27	1,258	0.28	1,262	0.30
Other time deposits	41,546	0.04	41,523	0.04	41,544	0.04	42,824	0.04	41,248	0.04	41,507	0.04
Foreign offices	102,360	0.07	103,462	0.06	101,075	0.06	111,082	0.06	113,841	0.05	111,511	0.02
Total interest-bearing deposits	153,547	0.06	157,020	0.06	152,986	0.06	162,674	0.06	164,233	0.06	163,149	0.03
Federal funds purchased and securities sold under repurchase agreements	12,164	(0.12)	13,155	(0.10)	14,505	(0.13)	19,030	(0.05)	20,620	(0.07)	20,285	(0.05)
Trading Liabilities	2,325	1.69	2,534	1.42	1,978	1.59	2,993	0.97	2,806	0.84	1,024	1.44
Other borrowed funds	2,233	0.19	2,378	0.42	1,137	0.47	3,242	0.23	4,587	0.15	5,270	0.25
Payables to customers and broker-dealers	8,659	0.09	9,400	0.09	8,883	0.09	8,916	0.09	9,705	0.10	10,484	0.08
Long-term debt	19,025	1.00	19,501	1.05	20,420	1.09	20,361	1.16	20,429	1.12	21,187	1.27
Total interest-bearing liabilities	197,953	0.16	203,988	0.17	199,909	0.17	217,216	0.17	222,380	0.16	$221,399	0.16
Total noninterest-bearing deposits	72,075		79,999		81,430		77,820		82,334		85,330
Other liabilities	24,380		23,546		24,608		24,854		27,369		30,730
VIE Liabilities & Obligations FAS 167	10,466		10,283		10,128		10,180		8,879		8,101
Total Shareholders' Equity	35,826		37,484		38,097		38,127		38,313		38,434
Noncontrolling interest	1,050		835		820		1,015		1,134		1,238
Total liabilities and shareholders' equity	$341,750		$356,135		$354,992		$369,212		$380,409		$385,232
Net interest margin - Taxable equivalent basis		1.16%		1.09%		1.05%		0.98%		0.94%		0.91%
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Staff:
Compensation	$861	$866	$893	$911	$885	$891	$915	$929	$925	$903	$909	$893
Incentives	352	311	306	311	338	364	339	343	359	313	340	319
Employee benefits	240	238	237	235	249	254	262	250	227	223	228	206
Total staff	1,453	1,415	1,436	1,457	1,472	1,509	1,516	1,522	1,511	1,439	1,477	1,418
Professional, legal and other purchased services	299	309	292	322	295	317	296	344	312	314	323	390
Software and equipment	205	209	208	233	228	238	226	241	237	236	234	235
Net occupancy	147	141	149	156	163	159	153	154	154	152	154	150
Distribution and servicing	101	103	109	108	106	111	108	110	107	112	107	102
Business development	56	71	60	88	68	90	63	96	64	68	61	75
Sub-custodian	70	70	65	64	64	77	71	68	68	81	67	70
Other	220	254	265	255	307	215	249	258	223	347	250	211
Amortization of intangible assets	96	97	95	96	86	93	81	82	75	75	75	73
Merger & integration, litigation and restructuring charges	109	378	26	46	39	13	16	2	(12)	122	220	21
Total noninterest expense	$2,756	$3,047	$2,705	$2,825	$2,828	$2,822	$2,779	$2,877	$2,739	$2,946	$2,968	$2,745

Memo:
Total noninterest expense excluding M&I, litigation, restructuring, amortization of intangible assets and the charge (recovery) related to investment management funds, net of incentives - Non-GAAP	$2,551	$2,572	$2,568	$2,683	$2,664	$2,743	$2,682	$2,793	$2,681	$2,640	$2,673	$2,651

Full Time Employees at period-end	47,800	48,300	48,700	49,500	49,700	49,800	50,800	51,100	51,400	51,100	50,900	50,300

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Assets under management at period-end
Institutional	$829	$835	$882	$894	$939	$968	$1,041	$1,072	$1,118	$1,109	$1,131	$1,187
Mutual Funds	404	388	398	411	405	378	407	425	415	440	430	438
Private Client	69	70	73	75	79	81	84	86	87	87	85	85
Assets under management (a)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	(b)

AUM at period-end, by product type: (a)
Equity	18%	17%	17%	17%	17%	17%	17%	17%	17%	17%	16%	16%
Fixed Income	15	15	15	15	15	15	14	14	14	14	13	13
Index	17	17	18	18	19	20	20	20	20	21	21	21
Liability-driven investments (c)	22	23	23	24	25	25	26	26	27	27	28	29
Alternative investments	4	5	4	4	4	4	4	4	4	4	4	4
Cash	24	23	23	22	20	19	19	19	18	17	18	17
Total AUM (a)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	(b)

Assets under custody and/or administration at period-end (in trillions) (d)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	(b)

Market value of securities on loan at period-end (e)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280	$282	$289

Key Market Metrics
S&P 500 Index (f)	1408	1362	1441	1426	1569	1606	1682	1848	1872	1960	1972	2059
S&P 500 Index - daily average	1349	1350	1401	1418	1514	1609	1675	1769	1835	1900	1976	2009
FTSE 100 Index (f)	5768	5571	5742	5898	6412	6215	6462	6749	6598	6744	6623	6566
FTSE 100 Index-daily average	5822	5551	5744	5844	6300	6438	6530	6612	6680	6764	6756	6526
MSCI World Index (f)	1312	1236	1312	1339	1435	1434	1544	1661	1674	1743	1698	1710
MSCI World Index-daily average	1268	1233	1274	1312	1405	1463	1511	1602	1647	1698	1733	1695
Barclays Capital Global Aggregate BondSM Index (f)(g)	351	353	368	366	356	343	356	354	365	376	361	357
NYSE & NASDAQ Share Volume (in billions)	186	192	173	174	174	186	166	179	196	187	173	198
JP Morgan G7 Volatility Index - daily average (h)	10.39	10.30	8.70	7.56	9.02	9.84	9.72	8.20	7.80	6.22	6.21	8.54
Average Fed Funds effective rate	0.10%	0.15%	0.14%	0.16%	0.14%	0.12%	0.09%	0.09%	0.07%	0.09%	0.09%	0.10%

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(b) Preliminary.
(c) Includes currency and overlay assets under management.
(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014 and Sept. 30, 2014, and $1.1 trillion at Dec. 31, 2014.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014, and $65 billion at Sept. 30, 2014 and Dec. 31, 2014.

(f) Period end.
(g) Unhedged in U.S. dollar terms.
(h) The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Assets under management at beginning of period (a)	$1,255	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	1,636	$1,646

Net inflows (outflows):
Long-term:
Equity	2	(1)	—	(1)	1	1	3	(5)	(1)	(4)	(2)	(4)
Fixed income	5	7	5	2	5	2	(1)	5	—	(1)	—	4
Index	(2)	7	5	(1)	12	8	2	(3)	—	7	(3)	1
Liability-driven investments (b)	—	11	—	14	22	11	27	4	20	(17)	18	24
Alternative investments	2	2	(1)	—	—	(1)	1	1	2	2	—	2
Total long-term inflows (outflows)	7	26	9	14	40	21	32	2	21	(13)	13	27
Short-term:
Cash	(9)	(14)	9	(6)	(13)	(1)	13	6	(7)	(18)	19	5
Total net inflows (outflows)	(2)	12	18	8	27	20	45	8	14	(31)	32	32

Net market / currency impact / other	49	(21)	42	19	16	(16)	60	43	23	47	(22)	32

Assets under management at end of period (a)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	(c)

(a)
Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.

(b)	Includes currency and overlay assets under management.

(c)	Preliminary.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management fees:
Mutual funds	$265	$275	$287	$298	$299	$299	$293	$303	$299	$311	$315	$306
Institutional clients	327	326	339	355	360	366	367	385	372	385	382	375
Wealth management	134	136	136	138	143	146	145	149	153	156	158	157
Total investment management fees	726	737	762	791	802	811	805	837	824	852	855	838
Performance fees	16	54	10	57	15	33	10	72	20	29	22	44
Investment management and performance fees	742	791	772	848	817	844	815	909	844	881	877	882
Distribution and servicing	45	45	47	50	46	44	41	41	40	41	41	40
Other (a)	50	12	39	23	18	24	26	43	16	48	16	7
Total fee and other revenue (a)	837	848	858	921	881	912	882	993	900	970	934	929
Net interest revenue	55	52	51	56	62	63	67	68	70	66	69	69
Total revenue	892	900	909	977	943	975	949	1,061	970	1,036	1,003	998
Noninterest expense (ex. intangible amortization and the charge (recovery) related to investment management funds)	613	635	620	706	659	692	689	760	698	725	727	721
Income before taxes (ex. intangible amortization and the charge (recovery) related to investment management funds)	279	265	289	271	284	283	260	301	272	311	276	277
Charge (recovery) related to investment management funds, net of incentives	—	—	16	—	39	(27)	—	—	(5)	109	—	—
Amortization of intangible assets	48	48	48	48	39	39	35	35	31	31	31	30
Income before taxes	$231	$217	$225	$223	$206	$271	$225	$266	$246	$171	$245	$247

Average assets	$36,112	$35,603	$35,285	$37,474	$38,743	$37,953	$38,690	$38,796	$39,463	$37,750	$36,670	$37,286

Assets under management at period-end (in billions) (b)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	(c)

Pre-tax operating margin	26%	24%	25%	23%	22%	28%	24%	25%	25%	16%	24%	25%
Adjusted pre-tax operating margin (d)	37%	35%	37%	32%	35%	34%	33%	34%	34%	36%	33%	33%

(a) Total fee and other revenue includes the impact of the consolidated investment management funds. See “Supplemental information – Explanation of GAAP and Non-GAAP financial measures” beginning on page 24 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(c) Preliminary.
(d) Excludes the net negative impact of money market fee waivers, amortization of intangible assets and the charge (recovery) related to investment management funds net of incentives, and is net of distribution and servicing expense. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 24 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$876	$871	$876	$885	$912	$922	$913	$936	$955	$958	$971	$964
Securities lending revenue	39	48	37	31	31	39	26	21	30	35	27	28
Issuer services	251	275	310	213	236	294	321	236	228	231	314	193
Clearing services	300	307	285	291	302	320	314	322	323	324	336	346
Treasury services	131	129	131	136	137	135	135	137	134	140	139	142
Total investment services fees	1,597	1,630	1,639	1,556	1,618	1,710	1,709	1,652	1,670	1,688	1,787	1,673
Foreign Exchange and other trading revenue	173	176	153	126	173	193	177	150	158	145	159	165
Other (a)	75	67	78	75	70	67	63	58	59	87	59	69
Total fee and other revenue (a)	1,845	1,873	1,870	1,757	1,861	1,970	1,949	1,860	1,887	1,920	2,005	1,907
Net interest revenue	642	607	609	581	653	633	619	610	590	593	583	574
Total revenue	2,487	2,480	2,479	2,338	2,514	2,603	2,568	2,470	2,477	2,513	2,588	2,481
Provision for credit losses	17	(15)	(4)	(1)	1	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	1,783	2,090	1,729	1,766	1,796	1,825	1,765	1,822	1,778	1,824	1,835	1,828
Income before taxes (ex. intangible amortization)	687	405	754	573	717	778	803	648	699	689	753	653
Amortization of intangible assets	48	49	47	48	47	54	46	47	44	44	44	43
Income before taxes	$639	$356	$707	$525	$670	$724	$757	$601	$655	$645	$709	$610

Average loans	$26,630	$25,611	$24,917	$24,868	$26,697	$27,814	$27,865	$31,211	$31,468	$33,115	$33,785	$35,448
Average assets	$214,592	$210,064	$224,986	$243,052	$240,187	$244,802	$246,252	$258,294	$258,470	$264,221	$266,455	$276,586
Average deposits	$175,526	$173,087	$188,743	$204,164	$200,222	$204,499	$206,068	$216,216	$214,947	$220,701	$221,734	$228,282

Pre-tax operating margin	26%	15%	29%	22%	27%	28%	29%	24%	26%	26%	27%	25%
Pre-tax operating margin (ex. intangible amortization)	28%	17%	30%	24%	29%	30%	31%	26%	28%	27%	29%	26%

Investment services fees as a percentage of noninterest expense (b)	94%	94%	96%	90%	92%	94%	97%	90%	93%	93%	100%	92%

Assets under custody and/or administration at period-end (in trillions) (c)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	(d)

Market value of securities on loan at period-end (in billions) (e)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280	$282	$289

(a) Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(b) Noninterest expense excludes amortization of intangible assets and litigation expense.
(c) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014, and Sept. 30, 2014, and $1.1 trillion at Dec. 31, 2014.

(d) Preliminary.
(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014 and $65 billion at Sept. 30, 2014 and Dec. 31, 2014.

THE BANK OF NEW YORK MELLON
OTHER SEGMENT- 12 Quarter Trend

	2012 (a)				2013 (a)				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Fee and other revenue (a)	$201	$146	$186	$219	$152	$347	$172	$(20)	$112	$119	$928	$117
Net interest revenue	68	75	89	88	4	61	86	83	68	60	69	69
Total revenue (a)	269	221	275	307	156	408	258	63	180	179	997	186
Provision for credit loss	(12)	(4)	(1)	(60)	(25)	(19)	2	6	(18)	(12)	(19)	1
Noninterest expense (ex. M&I and restructuring charges)	255	203	232	230	243	236	230	200	193	93	274	123
Income (loss) before taxes (ex. M&I and restructuring charges) (a)	$26	$22	$44	$137	$(62)	$191	$26	$(143)	$5	$98	$742	$62
M&I and restructuring charges	9	22	13	27	5	3	14	13	—	120	57	—
Income (loss) before taxes (a)	$17	$—	$31	$110	$(67)	$188	$12	$(156)	$5	$(22)	$685	$62

Average loans and leases	$9,148	$9,618	$9,389	$10,267	$10,610	$10,846	$10,938	$9,802	$10,104	$9,962	$10,278	$10,272
Average assets	$50,640	$59,335	$58,643	$55,469	$54,734	$54,700	$56,808	$59,045	$57,059	$67,240	$77,284	$71,360

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

THE BANK OF NEW YORK MELLON CORPORATION
BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2014	2013	2012	2014	2013	2012	2014		2013		2012		2014		2013		2012
Revenue:
Investment services fees
Asset servicing	$106	$104	$117	$3,968	$3,800	$3,663	$1		$1		$—		$4,075		$3,905		$3,780
Issuer services	—	—	—	966	1,087	1,049	2		3		3		968		1,090		1,052
Clearing services	—	—	—	1,329	1,258	1,183	6		6		10		1,335		1,264		1,193
Treasury services	9	2	2	555	544	527	—		8		20		564		554		549
Total investment services fees	115	106	119	6,818	6,689	6,422	9		18		33		6,942		6,813		6,574
Investment management fees	3,369	3,255	3,016	74	63	66	—		27		37		3,443		3,345		3,119
Performance fees	115	130	137	—	—	—	—		—		(1)		115		130		136
Foreign exchange and other trading revenue	(23)	8	9	627	693	628	(34)		(27)		55		570		674		692
Distribution and servicing	162	172	187	11	8	5	—		—		—		173		180		192
Financing-related fees	1	5	6	50	44	42	118		123		124		169		172		172
Investment and other income	(7)	(14)	(9)	139	142	171	1,093	(a)	376	(a)	352	(a)	1,225	(a)	504	(a)	514	(a)
Total fee revenue	3,732	3,662	3,465	7,719	7,639	7,334	1,186	(a)	517	(a)	600	(a)	12,637	(a)(b)	11,818	(a)(b)	11,399	(a)(b)
Net securities gains (losses)	1	6	(1)	—	1	11	90		134		152		91		141		162
Total fee and other revenue	3,733	3,668	3,464	7,719	7,640	7,345	1,276	(a)	651	(a)	752	(a)	12,728	(a)(b)	11,959	(a)(b)	11,561	(a)(b)
Net interest revenue (expense)	274	260	214	2,340	2,515	2,439	266		234		320		2,880		3,009		2,973
Total revenue	4,007	3,928	3,678	10,059	10,155	9,784	1,542	(a)	885	(a)	1,072	(a)	15,608	(a)	14,968	(a)	14,534	(a)
Provision for credit losses	—	—	—	—	1	(3)	(48)		(36)		(77)		(48)		(35)		(80)
Noninterest expenses (ex. intangible amortization)	2,975	2,812	2,590	7,265	7,208	7,368	860		944		991		11,100		10,964		10,949
Income (loss) before taxes (ex. intangible amortization)	1,032	1,116	1,088	2,794	2,946	2,419	730	(a)	(23)	(a)	158	(a)	4,556	(a)(b)	4,039	(a)(b)	3,665	(a)(b)
Amortization of intangible assets	123	148	192	175	194	192	—		—		—		298		342		384
Income (loss) before taxes and noncontrolling interest	$909	$968	$896	$2,619	$2,752	$2,227	$730	(a)	$(23)	(a)	$158	(a)	$4,258	(a)(b)	$3,697	(a)(b)	$3,281	(a)(b)

Average loans	$10,589	$9,361	$7,950	$33,466	$28,407	$25,503	$10,155		$10,548		$9,607		$54,210		$48,316		$43,060
Average assets	$37,783	$38,546	$36,120	$266,483	$247,430	$223,233	$68,300		$56,335		$56,028		$372,566		$342,311		$315,381
Average deposits	$14,156	$13,755	$11,311	$221,453	$206,793	$185,441	$6,930		$5,148		$7,458		$242,539		$225,696		$204,210

Assets under management at period-end (in billions) (c)	$1,710	$1,583	$1,380	$—	$—	$—	$—		$—		$—		$1,710		$1,583		$1,380
Assets under custody and/or administration at period-end (in trillions) (d)	$—	$—	$—	$28.5	$27.6	$26.3	$—		$—		$—		$28.5		$27.6		$26.3
Market value of securities on loan at period-end (in billions) (e)	$—	$—	$—	$289	$235	$237	$—		$—		$—		$289		$235		$237

Pre-tax operating margin - GAAP	23%	25%	24%	26%	27%	23%	N/M		N/M		N/M		27%		25%		23%

Memo:
Securities Lending Revenue													$158		$155		$198

Note: In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results.

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(b) Total fee and other revenue and income before taxes for the years 2012, 2013 and 2014 includes income from consolidated investment management funds of $189 million, $183 million and $163 million, respectively, net of income attributable to noncontrolling interests of $76 million, $80 million and $84 million respectively. The net of these income statement line items of $113 million, $103 million and $79 million, respectively, are included above in fee and other revenue.

(c) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2012, $1.2 trillion at Dec. 31, 2013 and $1.1 trillion at Dec. 31, 2014.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013 and $65 billion at Dec. 31, 2014.

Note: See pages 9 through 11 for businesses results.
N/M - Not meaningful

THE BANK OF NEW YORK MELLON CORPORATION
NONPERFORMING ASSETS - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Nonperforming loans:
Other residential mortgages	$188	$177	$166	$158	$148	$135	$128	$117	$107	$105	$113	$112
Wealth management loans and mortgages	35	35	33	30	30	13	12	11	12	12	13	12
Commercial real estate	39	30	29	18	17	18	4	4	4	4	4	1
Commercial	32	31	29	27	24	24	15	15	13	13	13	—
Foreign	10	9	9	9	9	9	9	6	7	4	—	—
Financial institutions	14	3	3	3	3	2	1	—	—	—	—	—

Total nonperforming loans	318	285	269	245	231	201	169	153	143	138	143	125
Other assets owned	13	9	5	4	3	3	3	3	3	4	4	3

Total nonperforming assets (a)	$331	$294	$274	$249	$234	$204	$172	$156	$146	$142	$147	$128

Nonperforming assets ratio	0.77%	0.65%	0.60%	0.53%	0.48%	0.41%	0.34%	0.30%	0.27%	0.24%	0.26%	0.22%
Nonperforming assets ratio excluding margin loans	1.11%	0.92%	0.83%	0.74%	0.65%	0.57%	0.49%	0.43%	0.39%	0.34%	0.37%	0.33%

Allowance for loan losses/nonperforming loans	121.4	127.0	126.0	108.6	102.6	105.5	121.9	137.3	138.5	135.5	133.6	152.8
Allowance for loan losses/nonperforming assets	116.6	123.1	123.7	106.8	101.3	103.9	119.8	134.6	135.6	131.7	129.9	149.2
Total allowance for credit losses/nonperforming loans	155.3	163.9	169.5	158.0	155.0	167.7	200.6	224.8	228.0	225.4	201.4	224.0
Total allowance for credit losses/nonperforming assets	149.2	158.8	166.4	155.4	153.0	165.2	197.1	220.5	221.8	219.0	195.9	218.8

(a) Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in the loans of consolidated investment management funds are nonperforming loans of the 1st, 2nd, 3rd and 4th quarters of 2012 of $180 million, $155 million, $153 million, and $174 million, respectively, for the 1st through 4th quarters of 2013 of $161 million, $44 million, $31 million, and $16 million, respectively, and for the 1st quarter through 4th quarters of 2014 of $74 million, $68 million, $79 million and $53 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 12 Quarter Trend

	2012				2013				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Allowance for credit losses:
Allowance for credit losses	$394	$386	$362	$339	$266	$237	$212	$206	$210	$198	$187	$191
Allowance for lending-related commitments	103	108	105	117	121	121	125	133	134	128	124	97
Allowance for credit losses - beginning of period	497	494	467	456	387	358	337	339	344	326	311	288

Net (charge-offs)
Charge-offs	(10)	(10)	(8)	(10)	(5)	(3)	(2)	(6)	(1)	(4)	(5)	(10)
Recoveries	2	2	2	2	—	1	2	5	1	1	1	1
Total Net (charge-offs)	(8)	(8)	(6)	(8)	(5)	(2)	—	(1)	—	(3)	(4)	(9)

Provision for credit losses	5	(19)	(5)	(61)	(24)	(19)	2	6	(18)	(12)	(19)	1

Allowance for credit losses - end of period	494	467	456	387	358	337	339	344	326	311	288	280
Allowance for loan losses
Allowance for loan losses	$386	$362	$339	$266	$237	$212	$206	$210	$198	$187	$191	$191
Allowance for lending-related commitments	108	105	117	121	121	125	133	134	128	124	97	89
Allowance for credit losses - end of period	494	467	456	387	358	337	339	344	326	311	288	280

Allowance for loan losses as a percentage of total loans	0.90%	0.80%	0.74%	0.57%	0.48%	0.42%	0.41%	0.41%	0.37%	0.32%	0.33%	0.32%